                            KRUG INTERNATIONAL CORP.
                            ------------------------

                            LIMITED POWER OF ATTORNEY
                            -------------------------

         WHEREAS, KRUG International Corp., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-8, covering 250,000 of its common shares, without par value, that may be issued under the Company's 1995 Incentive Stock Option Plan and any other options issued to key employees and/or Directors of the Company or any of its subsidiaries (the "Registration Statement");

         NOW, THEREFORE, the undersigned, in his capacity as a director of the Company hereby appoints Charles Linn Haslam, Robert M. Thornton, Jr. and Thomas
W. Kemp, and each of them, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of June 1996.


                                            /s/ Robert M. Thornton, Jr.
                                            --------------------------
                                            Robert M. Thornton, Jr.

                            KRUG INTERNATIONAL CORP.
                            ------------------------

                            LIMITED POWER OF ATTORNEY
                            -------------------------

         WHEREAS, KRUG International Corp., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-8, covering 250,000 of its common shares, without par value, that may be issued under the Company's 1995 Incentive Stock Option Plan and any other options issued to key employees and/or Directors of the Company or any of its subsidiaries (the "Registration Statement");

         NOW, THEREFORE, the undersigned, in his capacity as a director of the Company hereby appoints Charles Linn Haslam, Robert M. Thornton, Jr. and Thomas
W. Kemp, and each of them, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of June 1996.


                                             /s/ W. Edward Greenhalgh
                                             ------------------------------
                                             W. Edward Greenhalgh

                            KRUG INTERNATIONAL CORP.
                            ------------------------

                            LIMITED POWER OF ATTORNEY
                            -------------------------

         WHEREAS, KRUG International Corp., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-8, covering 250,000 of its common shares, without par value, that may be issued under the Company's 1995 Incentive Stock Option Plan and any other options issued to key employees and/or Directors of the Company or any of its subsidiaries (the "Registration Statement");

         NOW, THEREFORE, the undersigned, in his capacity as a director of the Company hereby appoints Charles Linn Haslam, Robert M. Thornton, Jr. and Thomas
W. Kemp, and each of them, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of June 1996.


                                                /s/ T. Wayne Holt
                                                --------------------------
                                                T. Wayne Holt